UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 23, 2015
 Date of Report (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	000-21783	77-0142404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2125 O'Nel Drive
San Jose, CA    95131
(Address of principal executive offices including zip code)

(408) 727-1885
(Registrant's telephone number, including area code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On July 27, 2015, the board of directors (the "Board") of 8x8, Inc. (the "Company") approved the amendment of the Company's bylaws in order to permit stockholders representing not less than a majority of the voting power of the then outstanding shares of capital stock of the Company to call special meetings of stockholders, subject to the terms and conditions specified in Section 2.3 (Special Meeting) of the amended and restated by-laws. The Board also approved minor conforming changes to Section 2.16 (Stockholder Proposals Relating to Nominations for Director) of the by-laws.

As previously reported in the current report on Form 8-K filed by the Company on June 25, 2015, the Board amended its by-laws on June 19, 2015 in order to make several changes. One such change was to limit the right to call a special meeting of stockholders to the Board, as has been done by most comparable peer companies in our business. Prior to this change, the Chief Executive Officer and stockholders holding a majority of the Company's outstanding shares also had the right to call special meetings of stockholders under the Company's by-laws.

In light of feedback received during the proxy solicitation for the Company's 2015 annual meeting, the Board decided to restore the right of stockholders to call a special meeting as described above and as set forth in Section 2.3 of the amended and restated by-laws.

This description of the amendments to the by-laws is qualified in its entirety by reference to the text of the amended and restated by-laws filed as Exhibit 3.2 to this report.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On July 23, 2015, 8x8, Inc. (the "Company") held its annual meeting of stockholders at which stockholders voted on and approved each of the following proposals:

  Proposal 1. Election of Guy L. Hecker, Jr., Bryan R. Martin, Vikram Verma, Eric Salzman, Ian Potter, Jaswinder Pal Singh, and Vladimir Jacimovic to serve as directors until the next annual meeting of stockholders.
  Proposal 2. Ratification of the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2016.

Final voting results were as follows:

  Proposal 1 - Election of Directors.
	For	Withheld	Broker Non-Vote
Guy L. Hecker, Jr.	28,036,164	27,946,427	23,282,986
Bryan R. Martin	35,926,218	20,056,373	23,282,986
Vikram Verma	44,336,312	11,646,279	23,282,986
Eric Salzman	43,735,537	12,247,054	23,282,986
Ian Potter	44,394,891	11,587,700	23,282,986
Jaswinder Pal Singh	44,409,497	11,573,094	23,282,986
Vladimir Jacimovic	44,400,397	11,582,194	23,282,986
  Proposal 2 - Ratification of Independent Registered Public Accounting Firm.
For	Against	Abstain	Broker Non-Vote
78,493,101	515,195	257,281	--

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

3.2    Amended and Restated By-laws of 8x8, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2015

8X8, INC.

By: /s/ Mary Ellen Genovese

Mary Ellen Genovese
Chief Financial Officer and Secretary

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INDEX TO EXHIBITS

Exhibit	Description
3.2	Amended and Restated By-laws of 8x8, Inc.